APPENDIX D

Execution Copy

GENERAL SECURITY AGREEMENT OF GUARANTORS
(1999)

In consideration of one or more loans, letters of credit or other financial accommodations made, issued or extended by Brown Brothers Harriman & Co. ("BBH"), and Meespierson N.V., KBC Bank N.V., RZB Finance LLC, and any other lender (the "Lenders") that may become party to the Amended and Restated Collateral Agency Agreement (1999) as the same may be amended, supplemented or otherwise modified from time to time (the "Collateral Agency Agreement"), dated as of November 30, 1999, among A-Mark Precious Metals, Inc., a New York corporation formerly known as Spiral Cycle Corp. ("A-Mark"), A-Mark Holding, Inc. (the "Old A-Mark"), the Lenders and BBH, acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), the Old A-Mark and A-Mark Corp. (the "Guarantors"), hereby jointly and severally, agree that the Agent and each of the Lenders shall have the rights, remedies and benefits hereinafter set forth.

Pursuant to the terms of the Assumption Agreement and the Collateral Agency Agreement, the Guarantors have agreed to guarantee all of the Assumed Obligations owing to each of the Lenders and all of the Liabilities (as hereinafter defined) which shall be secured by the Security (as hereinafter defined),

Unless otherwise defined herein all capitalized terms shall have the meaning given each such term in the Collateral Agency Agreement.

The term "Liabilities" shall include any and all indebtedness, obligations and liabilities of any kind of A-Mark to any and all of the Lenders, now or hereafter existing, arising directly between A-Mark and any of the Lenders or acquired outright, conditionally or as collateral security from another by any of the Lenders, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, all of the Outstanding Credits, all of the Assumed Obligations, all other present and future indebtedness, obligations or liabilities of A-Mark to any of the Lenders as a member of any partnership, syndicate, association or other group, and whether incurred by A-Mark as principal, surety, indorser, guarantor, accommodation party or otherwise, together with all accrued and unpaid interest, fees, commissions, charges and attorneys' fees payable to the Lenders and the Agent and any and all renewals and extensions or replacements of all or any of such indebtedness, liabilities or obligations, including, without limitation, all interest, fees and other obligations accruing but not paid after the filing by or against A-Mark of a petition under the federal bankruptcy code. The term" Security" shall mean all personal property and fixtures of each Guarantor, whether now or hereafter existing or now owned or hereafter acquired and wherever located of every kind and description, tangible or intangible, including, but not limited to the balance of every deposit account of each Guarantor with any bank or .other depository institution, any other claim of each Guarantor against any bank or depository institution, and all money, goods (including equipment, farm products and inventory), instruments, investment property, letters of credit as to which each Guarantor is the beneficiary and proceeds thereof, the proceeds of any insurance policies payable to each Guarantor, securities, documents, documents of title, chattel paper, accounts, contract rights, general intangibles (including claims for tax refunds), commodity trading accounts, credits, claims, demands, precious metals, deposit accounts, cash, coins, any other property, rights and interests of each Guarantor (including, without limitation, all right, title and interest of each Guarantor arising out of any consignment arrangements or any arrangements designated as such), and shall include the cash and non-cash proceeds, products and accessions of and to any thereof.

As security for the payment of all the Liabilities, each Guarantor hereby grant(s) and assigns to the Agent, for the ratable benefit of the Lenders, a security interest in, a general lien upon and/or right of set-off of, the Security. As further security for the payment of all the Liabilities, each Guarantor hereby assigns and grants to the Agent a security interest in and lien upon, for the ratable benefit of the Lenders (1) any obligation and/or security interests that may arise in favor of each Guarantor in connection with any consignment arrangements; any arrangements designated as such, or any other arrangements; and (2) the balance of every deposit account, now or hereafter existing, of each Guarantor with each Lender and any other claims of each Guarantor against each such Lender, now or hereafter existing, together with right of set-off as to all such balances (all of the forgoing, together with the cash and non-cash proceeds thereof shall be included in the Security).

At any time and from time to time, in addition to any other action required to be taken by each Guarantor under any of the Facility Documents, upon the demand of the Agent, each Guarantor will: (1) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all letters of credit as to which each Guarantor is the beneficiary, any and all executed and undated drawing statements and any other documents or instruments necessary for a drawing under such letters of credit, and any other instruments, documents and/or chattel paper as the Agent may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require; and (4) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from each Guarantor's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents and all other Security. The right is expressly granted to the Agent, at its discretion, to file one or more Financing Statements under the Uniform Commercial Code naming each Guarantor as debtor and the Agent as secured party without each Guarantor's signature and indicating therein the types or describing the items of Security herein specified, A photographic or other reproduction of this agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, each Guarantor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the Security, or any part thereof, which at any times shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security. The Agent also shall have the rights: to exchange any of the Security consisting of securities for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on any Trade Receivable or other account, of any general intangible or on any instrument of the terms hereof and to make payment to the Agent; and to exercise or cause its nominee to exercise all or any powers with respect to the Security with the same force and effect as an absolute owner thereof; all without notice (except for such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. Without limiting the generality of the foregoing, payments, distributions and/or dividends, in securities, property or cash, including without limitation dividends representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the security or any part thereof or resulting from any split-up, revision or reclassification of the Security or any part thereof or received in exchange for the Security or any part thereof as a result of a merger, consolidation or otherwise, shall be paid directly to and retained by the Agent and the Lenders and held by it until applied as herein provided, as additional collateral security pledged under and subject to the terms hereof. The Agent and the Lenders shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates, or correspondents.

The Agent at its discretion may, whether any of the Liabilities be due, in its name or in the name of each Guarantors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, and the Agent or any Lender may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Guarantors. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security and shall have no duty with respect to the Security except to use reasonable care in the custody and preservation of Security in its possession. The Agent may use or operate any of the Security for the purpose of preserving the Security or its value in the manner and to the extent that the Agent deems appropriate, but the Agent shall be under no obligation to do so.

Anything herein, in the Collateral Agency Agreement or in any other Facility Document or in any other agreement or instrument executed in connection with the Liabilities to the contrary notwithstanding, each Guarantor shall remain liable to perform all of the liabilities and obligations. if any. assumed by it with respect to the Security and the Agent and Lenders shall not have any obligations or liabilities with respect to any Security by reason of or arising out of this Agreement, nor shall the Agent and/or the Lenders be required or obligated in any manner to perform or fulfill any of the obligations of each Guarantor under or pursuant to or in respect of any Security.

Each Guarantor represents and warrants that: the Chief Executive Office (or Major Executive Office) of each Guarantor (if any), and the Security are respectively located at the address(es) set forth in Exhibit A to this Agreement and each Guarantor will not change any of such locations without the prior written notice to and consent of the Agent and the Lenders.

Except for the security interest granted hereby, each Guarantor shall keep the Security and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind. Each Guarantor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Security and shall defend the Security against all claims and demands of all person at any time claiming the same or any interest therein adverse to the Agent and Lenders.

Each Guarantor will not rescind or cancel any indebtedness evidenced by any account or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any account or interest therein, without the prior written consent of the Agent and Lenders.

As long as this Agreement shall remain in effect, Each Guarantor agrees that if the Agent or any Lender so demands in writing at any time (1) all proceeds of the Security shall be delivered to the Agent promptly upon their receipt in a form satisfactory to the Agent, and (2) all chattel paper, instruments, and documents pertaining to the Security shall be delivered to the Agent at the time and place and in the manner specified in the Agent's or any Lender's demand, all with such endorsements as the Agent shall demand.

Upon default hereunder or in connection with any of the Liabilities (whether such default be that of A-Mark, either of the Guarantors or of any other party obligated thereon), each Guarantor shall, at the request of the Agent, assemble the Security at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Security or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Security of a secured party after default under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted), In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may se1l or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, a1l or any of the Security, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, Each Guarantor hereby waives the requirements of said Code), and the Agent or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of either Guarantor, any such demand, notice or right and equity being hereby expressly waived and released. The Guarantors will pay to the Agent and the Lenders all expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent and the Lenders) of, or incidental to, the enforcement of any of the provisions hereof or any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds. thereof, and for the care of the Security and defending or asserting the rights and claims of the Agent in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities within the terms of this agreement, all of which shall be included in the Liabilities and secured by the Security. The Agent, at any time, at its option, may apply the net cash receipts from the Security to the payment of principal of and/or interest on or as cash collateral for any of the Liabilities, whether or not then due. Notwithstanding that the Agent, whether in its own behalf and/or in behalf of another or others, may continue to hold all or any part of the Security and regardless of the value thereof, the Guarantors shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

If at any time the Security shall be unsatisfactory to the Agent, upon the demand of the Agent or any Lender, each Guarantor will furnish such further security or make such payment on account of the Liabilities as will be satisfactory to the Agent or such Lender, and if either Guarantor fails forthwith to furnish such security or to make such payment; or if any petition shall be filed by or against either Guarantor under the federal bankruptcy laws or if a decree or order shall be entered for relief by a court having jurisdiction of either Guarantor in an involuntary bankruptcy case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency, or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator of either Guarantor or for any substantial part of its property, or ordering the reorganization, dissolution, winding-up or liquidation of its affairs, and the continuance of any such decree or order shall be unstayed and in effect, or any case or other proceeding seeking any such decree or order shall continue undismissed for more than thirty (30) days; or if either Guarantor shall take any corporate action to authorize, or shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or seek to take advantage of any other applicable federal or state bankruptcy, insolvency, or other similar law, or apply for or consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator of either Guarantor or for any substantial part of its property; or the making by either Guarantor of any assignment for the benefit of creditors, or either Guarantor shall admit in writing its inability, or be generally unable, to pay its debts as they become due; or if either Guarantor shall suspend the transaction of its usual business, or be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, or with respect to any property of, either Guarantor; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of, or of any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, either Guarantor; or if either Guarantor shall be dissolved or be a party to any merger or consolidation without the written consent of the Agent and the Lenders or there shall be a default by either Guarantor under any of the Facility Documents; thereupon, unless and to the extent that the Agent shall with the written consent of the Lenders otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND LENDERS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF ANY LENDER OR THE AGENT ACTING ON BEHALF OF ANY LENDER UNDER ANY OTHER FACILITY DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF ANY LENDER TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

The Agent may assign, transfer and/or deliver to any transferee any or all of the Security, and thereafter shall be fully discharged from all responsibility with respect to the security so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of the Agent hereunder with respect to such Security, but the Agent shall retain all rights and powers hereby given with respect to any of the Security not so assigned, transferred or delivered. No delay on the part of the Agent in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Agent or any Lender may otherwise have. Each Guarantor hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to such instruments. This Agreement shall remain in full force and effect until the indefeasible payment in full of all of the Liabilities. Any notice required under this Agreement shall be given in the same manner to the addresses or telecopier numbers set forth in the Collateral Agency Agreement.

In connection with any claim, controversy, action or litigation, among or between the parties hereto arising out of or relating to this Agreement, each of the parties hereto, irrevocably (a) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, (b) waives any objection to the laying of venue in such courts, (c) waives any claim that any suit, action or proceeding in any such court has been brought in an inconvenient forum, (d) waives the right to object that any such court does not have jurisdiction over the parties hereto, (e) waives the right to trial by jury in any suit, action or proceeding, and (f) in the case of each Guarantor, designates the Secretary of State of the State of New York as its agent for the service of process (provided that each Guarantor gives written notice to the Lenders and the Agent, change its designation of agent to a specified person located in the Borough of Manhattan, provided any such person indicates its, his or her written consent to act as such agent).

No provision hereof shall be modified or limited except by a written instrument expressly referring hereto and to the provision so modified or limited executed by each Guarantor, the Agent and the Lenders. This Agreement shall be binding upon the assigns or successors of each Guarantor; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between any Lender and Either Guarantor; shall at any time be terminated or no Liabilities shall be owing to anyone Lender, this Agreement shall be equally applicable to any new transactions or Liabilities arising thereafter; and shall be governed by and construed according to the internal laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated. The term "Guarantor" and "Guarantor" shall mean either or both of them and each Guarantor shall be jointly and severally liable hereunder.

A-MARK HOLDING, INC.
By:
Name:
Title:

By:
Name:
Title:

A-MARK CORP
By:
Name:
Title:

By:
Name:
Title:
Dated: as of November 30, 1999

EXHIBIT A

A-MARK HOLDING, INC.

Chief Executive Office	Location(s) of Security

A-MARK CORP.

Chief Executive Office	Location(s) of Security

Exhibit 1 of 8

(a) Approved Depositories	Status

A-Mark Precious Metals, Inc. 100 Wilshire Blvd., 3rd Floor Santa Monica, CA 90401	On-Site
A-M Handling 550 S. Hill St., #1635 Los Angeles, CA 90013	On-site
Brinks, Inc. 1120 West Venice Blvd. Los Angeles, CA 90015	Assigned
Brinks, Inc. 4506 Federal Blvd. San Diego, CA 92102	Confirmed
Brinks, Inc. 3232 Dixie Drive Houston, TX 77021	Confirmed
Handy & Harman Precious Metals 300 South Rye Street South Windsor, CT 02074	Assigned
Johnson Matthey Refining 460 1 West 2100 South Salt Lake City, UT 84102	Assigned
Johnson Matthey Refining 460 East Swedesford Wayne, PA 19087	Assigned
LA Federal Coin, Wrapping, & Processing Center, Inc. 550 S. Hill street, Suite 1635 Los Angeles, CA 90013	Confirmed
Republic National Bank 1 West 39th Street, Level SC2 New York, NY 10018	Assigned
(b) APPROVED CARRIERS
Brambles Security Services 866 West 2600 South Salt Lake City, UT 84119	Confirmed
Brinks, Inc . 1120 West Venice Blvd. Los Angeles, CA 90015	Confirmed
Brinks, Inc. 1070 Parkway Avenue Salt Lake City, UT 94119	Confirmed

Exhibit 1 of 8 Cont'd.

(c) Approved Brokers
1. Carr Futures 2 World Trade Center Sixty-Second Floor New York, NY 10048	Confirmed
(d) Assigned Bank Accounts
1. Brown Brothers Harriman & Co. 59 Wall Street New York, NY 10005
2. Bank of America National Trust & Savings Association 2049 Century Park East, 3rd Floor Los Angeles, CA 90067
3. MeesPierson N.V. 23 Camomile Street London, England EC3A 7PP
4. KBC Bank N.V. 125 W. 55th Street, 11th Floor New York, NY 10019
5. Banque National De Paris 725 Figueroa Street Los Angeles, CA 90017
6. Citibank 2566 Overland Avenue Los Angeles, CA 90064
7. Tokai Bank of California 300 S. Grand Avenue Los Angeles, CA 90071

Exhibit 2 of 8

FAXED AND MAILED ON	A-MARK WEEKLY COLLATERAL REPORT
3RD BUSINESS DAY EACH WEEK		Prepared By:
	(AS OF CLOSE OF BUSINESS_______)	Reviewed By:

HIGHLIGHTS			Actual as of	In
	Description	Requirement	01/07/2000	Compliance
1.	Collateral Excess	No Deficit	$12,679,295	Yes
2.	Assigned Inventory as	Minimum 60%	70.29%	Yes
	a % of Total Inventory
3.	On-site Material	Maximum $2.5MM	$1,052,362	Yes

		A	B	C	D
		Support	Metal/Market Value	Advance Rate	Collateral Value
I	ASSIGNED COLLATERAL
	Possessory collateral controlled by Banks
	A. Assigned Inventory	Schedule A
	i. With Assigned Hedge (50% to <70% at 90%; 70% or > at 95%		$511,486,814	95%	$10,912,474
	ii. with Unassigned Hedge (60% to <70% at 85%; 70% or > at 90%		2,181,081	90%	1,962,973
	B. Assigned Consignments (110% L/C)	Schedule D
	i. WIth AA Bank or Better (95%)		—	95%	—
	ii. With BBB to A Bank (90%)		5,693,621	90%	5,124,259
	C. Assigned Bank Accounts	Schedule B	2,312,916	100%	2,312,916
	TOTAL ASSIGNED COLLATERAL		$21,674,432		$20,312,622

II	CONFIRMED COLLATERAL
	Collateral jointly controlled by A-Mark and bank; Banks receive third-party confirmation

	A. Confirmed Inventory	Schedule A	$6,188,770	85%	$5,260,454
	B. Confirmed Broker Equity (Equity or Deficit at 100%)	Schedule B	1,084,736	100%	1,084,736
	TOTAL CONFIRMED COLLATERAL		$7,273,506		$6,345,191

III	PLEDGED COLLATERAL
	Collateral controlled by A-Mark

	A. On-Site Material (Max $2,500,000)	Schedule A	1,052,362	80%	841,890
	B. Insured Consignments (Max $3,000,000)	Schedule D	941,522	80%	753,218
	C. Forward Equity (Equity at 80%; deficit at 100%)	Schedule E	108,563	80%	86,850
	D. Trade Receivables (Outstanding less than 10 business days)		941,767	80%	753,413
	E. Supplier Advances (Outstanding less than 10 business days)		1,181,483	75%	886,112
	TOTAL PLEDGED COLLATERAL		4,225,696		3,321,483
IV	TOTAL COLLATERAL VALUE		33,171,635	N/A	29,979,295
V	OTHER PERTINENT INFORMATION	VI COLLATERAL EXCESS (DEFICIT)
	A. Assigned inventory plus Assigned Consignments are required to be no less than 60% of Total Inventory plus Total Consignments (See Schedules A and D)	A. Total Bank Lines		$35,000,000
	*ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL INVENTORY PLUS TOTAL CONSIGNMENTS	B. Total Bank Loans & L/Cs (1) Brown Brothers Harriman & Co: (2) MeesPierson: (3) Banque Nationale De Paris:		(2,800,000) (13,000,000) (1,500,000)	(17,300,000)
	70.29%	C. Total Bank Lines Available		$17,700,000
	ASSIGNED INVENTORY PLUS ASSIGNED CONSIGNMENTS AS A % OF TOTAL OUTSTANDINGS
	111.92%	TOTAL COLLATERAL EXCESS			$126,779,295

A-Mark Precious Metals, Inc. represents to the Agent and Lenders that the information contained in this report is true and correct as of the date of this report.

Signed by __________________________________________________________ Date __________________________

FOR INTERNAL USE ONLY BY A-MARK PRECIOUS METALS, INC.

CONSIGNMENT L/C's EXPIRING WITHIN THIRTY DAYS FROM DATE OF REPORT			TOTAL COLLATERAL EXCESS (DEFICIENCY)		$12,679,295
			ADD:
				Cash at Citibank	—
				Cash at Bank of America	—
				Cash at Tokai Bank	285,361
				Below BBBGrade and Unsecured Consignments	145,530
				Foreign/Other Depositories	391,832
				Unconfirmed Inventory in Transit	1,273,840
				Trade Receivables (Outstanding 10 business days or more)	230,371
FOR INFORMATION ONLY - As of the				Supplier Advances (Outstanding 10 business days or more)	42,245
week ended	01/07/2000	J.P. Morgan
usage was	10,000	ozs, valued at		ADJUSTED COLLATERAL EXCESS	$15,048,475
	2829000

A-MARK WEEKLY COLLATERAL REPORT

METAL VALUE BY DEPOSITORY
(AS OF CLOSE OF BUSINESS 01/07/00)

SCHEDULE A	COMEX VALUE			NYMEX VALUE
	GOLD:			PLATINUM:
	SILVER:			PALLADIUM:
A	B	C	D	E	F	G	H	I
	OUNCES
INVENTORY CLASS/DEPOSITORY	GOLD	SILVER	PLATINUM	PALLADIUM	TOTAL METAL $ VALUE	% OF TOTAL ALL MATERIAL	$ METAL LIMIT (IN 000'S)	UNDER/(OVER) LIMIT (IN 000'S)
	(to the nearest whole number)
ASSIGNED
1 Brinks, Los Angeles	35,357	295,978	18,820	—	$12,285,551	58.76%	$25,000	$12,714
2. JM, Salt Lake, UT	785	4,274	—	—	244,167	1.17%	10,000	9,756
3 JM, Wayne, PA	—	—	—	—	—	—%	500	500
4 Handy & Harman	91	—	—	—	25,667	0.12%	2,000	1,974
5 LAFC, Los Angeles	—	—	—	—	—	—%	5,000	5,000
6 In Transit Brambles	112	15	—	—	31,664	0.15%	10,000	9,968
7 In Transit Brinks	—	—	—	—	—	—%	15,000	15,000
8 Republic, NY	1,205	119,576	300	—	1,080,847	5.17%	5,000	3,919

SUBTOTAL ASSIGNED	37,549	419,842	2,182	—	$13,667,895	65.37%	$72,500	$58,832
ASSIGNED FUTURES OR	—	—	—	—
FORWARD HEDGES	73,549	—	2,182	—	$11,486,814	54.94%
UNASSIGNED FORWARD HEDGES	—	419,842	—	—	$2,181,081	10.43%	$72,500	$58,832
CONFIRMED
1 LAFC, Los Angeles	7,084	12,972	496	—	2,268,007	10.85%	$5,000	$2,732
2 Brinks, Los Angeles	7,474	160,270	—	—	2,947,127	14.09%	12,000	9,053
3 Brinks, Houston	1,197	—	—	—	338,597	1.62%	5,000	4,661
4 In Transit Brinks A/C	1,132	17	—	—	320,406	1.53%	15,000	14,680
5 In Transit Brambles	—	—	—	—	—	—%	5,000	5,000
6 Carr Futures, New York	—	60,565	—	—	214,833	1.50%	1,000	685

TOTAL	16,888	233,823	496	—	$6,188,770	29.60%	$43,000	$36,811
ON-SITE
1 PMI/Vault	82	14	—	—	$23,374	0.11%	$1,500	$1,477
2 PMI/Handling	3,633	40	3	—	1,028,989	4.92%	2,000	971

TOTAL	3,715	54	3	—	$1,052,362	5.03%	$3,500	$2,448
TOTAL ALL INVENTORY	58,152	653,720	2,681	—	$20,909,027	100.00%	$119,000	$98,091

DEPOSITORY CONFIRMATION RECONCILIATION:

(A)	Johnson Matthey, Salt Lake City, confirmation will show .153 ozs. LESS gold than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

(B)	Johnson Matthey, Salt Lake City, confirmation will show .333 ozs. MORE silver than reported above. This represents the cumulative difference in lot settlements credited to A-Mark's account by J.M.

SCHEDULE B - CASH & EQUITY		SCHEDULE C - SUMMARY OF OUNCES
		(Ounces to the nearest whole number)
		A	B	C	D	E
				CONSIGNEMENTS
ASSIGNED BANK ACCOUNTS			COLLATERAL	NOT APPROVED	OTHER	TOTAL
BBH	$1,500,000	DESCRIPTION	OUNCES	NOT ON CAA	OUNCES	OUNCES
Tokai	500,000
Bank of America	308,938
TOTAL	3,979
	$2,312,916	GOLD	79,890	481	1,102	81,473
		SILVER	747,176	1,830	202,015	651,021
		PLATINUM	2,681	—	651	3,332
CONFIRMED BROKER EQUITY		PALLADIUM	—	—	105	105
Carr	$1,084,738
TOTAL	$1,084,738

A-MARK WEEKLY COLLATERAL REPORT

CONSIGNMENTS AND OTHER ASSETS
(ASOF CLOSE OF BUSINESS 01/07/00)

SCHEDULE D	COMEX VALUE			NYMEX VALUE
	GOLD:	$282,900		PLATINUM:	$396,000
	SILVER:	$5,195		PALLADIUM:	$443,900
A	B	C	D	E	F	G
	OUNCES
CONSIGNMENT CLASS/CONSIGNEE	MATURITY DATE OF L/C or POLICY	GOLD	SILVER	TOTAL METAL $ VALUE	L/C ISSUING BANK	S&P's DEBT RATING
		(to the nearest whole number)
AA or Better Rating
(100% L/C)
TOTAL		—	—
BBB to A Rating
(110% L/C)
1 Astourian Jewelry	04/30/2000	964		272,727	First American Bank, LA/Wells Fargo	AA-
2 Arbel Jewelry	05/01/2000	4,793		1,355,940	Wells Fargo Bank, SF	AA-
3 Academy Corp	06/30/2000	1,437	93,457	891,936	Sunwest Bank, Albuquerque	A+
4 Aznavour's Jewelry	8/31/2000	1,029		291,048	Sanwa Bank, Downey	A-
5 Del-Ani, Inc.	9/28/2000	2,572		727,619	First American Bank, LA/Wells Fargo	AA-
6 My Way Jewelry	10/01/2000	2,410		681,817	Bank of Hawaii, HI	A-
7 Karst 22 Jewelry	10/30/2000	3,205		908,734	Compass Bank, AL	A-
8 Mitsui Adance Media	11/11/2000	2,000	300	585,800	Sakura Bank Ltd, NY	BBB
TOTAL		18,410	93,457	$5,693,621
Insured		3,328	2,182
1 Chain Technology	11/18/2000	—		$941,522

TOTAL		3,328	—	$941,522

TOTAL ALL CONSIGNMENTS		21,738	83,457	$6,635,143

SCHEDULE E - FORWARD EQUITY

					Contract	Contract
COUNTERPARTY					Acquisition	Current
	AU	AG	PT	PD	Value	Value	Equity
ASSIGNED
TOTAL UNASSIGNED	—	—	—	—	—	—	—
UNASSIGNED
1 Morgan Stanley	(10,000)				(2,821,740)	$(2,829,000)	(7,280)
2 Morgan Stanley	(10,000)				(3,014,830)	$(2,829,000)	185,830
3 Morgan Stanley	(10,000)				(2,781,390)	$(2,829,000)	(47,610)
4 Morgan Stanley			2,500		1,012,398	980,000	(22,398)
TOTAL UNASSIGNED	(30,000)	—	2,500	—	$(7,605,563)	$(7,497,000)	$108,563

Exhibit 3 of 8

November 30, 1999

Attention

Dear Sirs:

From time to time you have, and will continue to have, on deposit on your premises (your "Depository") located at, gold, silver, and other precious metals owned, and delivered to you, by A-Mark Precious Metals, Inc. ("A-Mark"). This will serve as notice to you that all such gold, silver and other precious metals are subject to a security interest granted to
Brown Brothers Harriman & cs. (the "Agent") in its capacity as agent for itself and KBC Bank NV., MeesPierson N.V., and RZB Finance LLC (hereinafter referred to as "Lenders") as defined in the Amended and Restated Collateral Agency Agreement dated November 30, 1999 as amended from time to time (the "Collateral Agency Agreement") by and among A-Mark and the Lenders. References to Lenders should be deemed to include any other lenders which become party to the Collateral Agency Agreement from time to time.
Until notified to the contrary by the Agent, you may dispose of such gold, silver and other precious metals in accordance with instructions given to you by A-Mark. However, upon receipt of instructions from the Agent, you are hereby authorized and directed to dispose of any such gold, silver and other precious metals only in accordance with the instructions of the Agent.
You acknowledge that upon notification by the Agent, precious metals stored at your Depository may only be removed from the Depository at the written direction of the Agent (which may be transmitted via telefax or tested Telex from the Agent.) In the event that the Depository receives conflicting instructions from the Agent and A-Mark, the Depository will follow the Agent's directions. A-Mark agrees to hold the Depository harmless from any and all liability arising from the Agent's control of the deposited metals.

Sincerely,

per pro Brown Brothers Harriman & Co., as Agent
Agreed to and Accepted by:

Richard J. Ragoza
Senior Credit Officer

Name:	A-Mark Precious Metals, Inc.
Title:

Name:
Title: